Thrivent Small-Mid Cap ESG ETF

Schedule of Investments as of December 31, 2022(unaudited)

Shares	Common Stock (99.2%)	Value
Consumer Discretionary (13.9%)
13,297	Aptiv plc[a]	$ 1,238,350
12,803	Burlington Stores, Inc.[a]	2,595,936
2,659	Domino's Pizza, Inc.	921,078
18,687	Skyline Champion Corp.[a]	962,567
6,757	Tractor Supply Co.	1,520,122
4,650	Vail Resorts, Inc.	1,108,328
25,229	Wyndham Hotels & Resorts, Inc.	1,799,080
	Total	10,145,461
Consumer Staples (4.4%)
24,807	Darling Ingredients, Inc.[a]	1,552,670
18,217	Lamb Weston Holdings, Inc.	1,627,871
	Total	3,180,541
Energy (1.8%)
61,984	NOV, Inc.	1,294,846
	Total	1,294,846
Financials (16.3%)
4,533	Ameriprise Financial, Inc.	1,411,440
34,206	Arch Capital Group, Ltd.[a]	2,147,453
14,948	Banner Corp.	944,714
35,378	Berkshire Hills Bancorp, Inc.	1,057,802
42,551	Cadence Bank	1,049,308
47,100	Eastern Bankshares, Inc.	812,475
19,458	Enterprise Financial Services Corp.	952,664
3,968	Kinsale Capital Group, Inc.	1,037,711
30,356	Pacific Premier Bancorp, Inc.	958,035
14,226	Raymond James Financial, Inc.	1,520,048
	Total	11,891,650
Health Care (7.6%)
33,591	Envista Holdings Corp.[a]	1,131,009
14,333	Halozyme Therapeutics, Inc.[a]	815,548
6,441	Laboratory Corp. of America Holdings	1,516,726
26,325	Progyny, Inc.[a]	820,024
116,822	R1 RCM, Inc.[a]	1,279,201
	Total	5,562,508
Industrials (21.1%)
5,987	Advanced Drainage Systems, Inc.	490,755
13,409	ASGN, Inc.[a]	1,092,565
20,627	Barnes Group, Inc.	842,613
4,142	Carlisle Cos., Inc.	976,062
44,958	Core & Main, Inc.[a]	868,139
47,930	IAA, Inc.[a]	1,917,200
12,841	ManpowerGroup, Inc.	1,068,500
11,350	Quanta Services, Inc.	1,617,375
11,967	Regal Rexnord Corp.	1,435,801
4,646	Saia, Inc.[a]	974,173
24,275	Timken Co.	1,715,514
3,977	United Rentals, Inc.[a]	1,413,505
8,333	WESCO International, Inc.[a]	1,043,292
	Total	15,455,494
Shares	Common Stock (99.2%)	Value
Information Technology (13.1%)
11,863	Concentrix Corp.	$ 1,579,677
8,323	Entegris, Inc.	545,905
2,450	Fair Isaac Corp.[a]	1,466,521
13,612	Lattice Semiconductor Corp.[a]	883,146
6,609	Littelfuse, Inc.	1,455,302
35,624	National Instruments Corp.	1,314,526
2,765	Paycom Software, Inc.[a]	858,007
3,004	Tyler Technologies, Inc.[a]	968,520
7,777	Wolfspeed, Inc.[a]	536,924
	Total	9,608,528
Materials (9.6%)
23,430	Berry Global Group, Inc.	1,415,875
14,057	Eastman Chemical Co.	1,144,802
18,880	Ingevity Corp.[a]	1,329,907
21,674	Steel Dynamics, Inc.	2,117,550
35,818	Summit Materials, Inc.[a]	1,016,878
	Total	7,025,012
Real Estate (8.0%)
8,197	Alexandria Real Estate Equities, Inc.	1,194,057
10,197	Life Storage, Inc.	1,004,404
7,490	Mid-America Apartment Communities, Inc.	1,175,855
21,786	Regency Centers Corp.	1,361,625
20,889	Rexford Industrial Realty, Inc.	1,141,375
	Total	5,877,316
Utilities (3.4%)
40,630	CenterPoint Energy, Inc.	1,218,494
11,140	Entergy Corp.	1,253,250
	Total	2,471,744
	Total Common Stock (Cost $72,486,870)	72,513,100

Shares or Principal Amount	Short-Term Investments (0.7%)	Value
500,000	U.S. Treasury Bills, 2.50%, 01/10/2023 [b]	499,648
	Total Short-Term Investments (Cost $499,575)	499,648
	Total Investments (Cost $72,986,445) 99.9%	73,012,748
	Other Assets and Liabilities, Net 0.1%	102,472
	Total Net Assets 100.0%	$73,115,220

a	Non-income producing security.
b	The interest rate shown reflects the yield.
The accompanying Notes to Schedule of Investments are an integral part of this schedule.

Thrivent Small-Mid Cap ESG ETF

Schedule of Investments as of December 31, 2022(unaudited)
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Thrivent Small-Mid Cap ESG ETF Fund's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	$10,145,461	$10,145,461	$—	$—
Consumer Staples	3,180,541	3,180,541	—	—
Energy	1,294,846	1,294,846	—	—
Financials	11,891,650	11,891,650	—	—
Health Care	5,562,508	5,562,508	—	—
Industrials	15,455,494	15,455,494	—	—
Information Technology	9,608,528	9,608,528	—	—
Materials	7,025,012	7,025,012	—	—
Real Estate	5,877,316	5,877,316	—	—
Utilities	2,471,744	2,471,744	—	—
Short-Term Investments	499,648	—	499,648	—
Total Investments at Value	$73,012,748	$72,513,100	$499,648	$—
The accompanying Notes to Schedule of Investments are an integral part of this schedule.

Notes to Schedule of Investments

as of December 31, 2022
(unaudited)
SIGNIFICANT ACCOUNTING POLICIES
Valuation of Investments — The Fund records its investments at fair value using market quotations when they are readily available pursuant to Rule 2a-5. The Fund’s investments are recorded at fair value determined in good faith when market quotations are not readily available. Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Fund's Board of Trustees (the "Board"). Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the primary exchange settle price. Exchange cleared swap agreements are valued at the clearinghouse end of day price. Swap agreements not cleared on exchanges will be valued using the mid-price from the primary approved pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day.
The Board has chosen Thrivent Asset Management, LLC (the “Adviser”) as the valuation designee, responsible for the daily valuation of the Fund's securities. The Adviser has formed a Valuation Committee (the “Committee”) that is responsible for overseeing the Fund’s valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, and other securities requiring fair valuation.
The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Fund. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.
In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Fund's investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.
Foreign Currency Translation — The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.
Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Fund does not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.
For federal income tax purposes, the Fund treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.